Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
617-444-3913	617-274-7130
jyoung@akamai.com	tbarth@akamai.com

AKAMAI REPORTS THIRD QUARTER 2016 FINANCIAL RESULTS

•	Revenue of $584 million, up 6% year-over-year and up 5% when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers(1) up 15% year-over-year and up 15% when adjusted for foreign exchange*

•	GAAP EPS of $0.43 per diluted share, down 12% year-over-year and down 15% when adjusted for foreign exchange*

•	Non-GAAP EPS of $0.68 per diluted share, up 10% year-over-year and up 7% when adjusted for foreign exchange*

CAMBRIDGE, Mass. – October 25, 2016 – Akamai Technologies, Inc. (NASDAQ: AKAM), the global leader in Content Delivery Network (CDN) services, today reported financial results for the third quarter ended September 30, 2016.

“Akamai’s strong third quarter revenue and earnings performance was primarily driven by accelerated growth in both our Cloud Security and Web Performance Solutions,” said Dr. Tom Leighton, Chief Executive Officer.  “As the cyber-attacks from last week demonstrate, enterprises need solutions capable of defending against massive botnets that are exploiting millions of online devices. This is an area where Akamai’s unique architecture and ongoing investments in global scale and security innovation continue to make a critical difference.”

Akamai delivered the following financial results for the third quarter ended September 30, 2016:

Revenue: Revenue was $584 million, a 6% increase over third quarter 2015 revenue of $551 million and a 5% increase when adjusted for foreign exchange.*

Revenue by Solution Category(2):

•	Performance and Security Solutions revenue was $345 million, up 19% year-over-year and also up 19% when adjusted for foreign exchange*

•	Cloud Security Solutions revenue, a component of Performance and Security, was $95 million, up 46% year-over-year and also up 46% when adjusted for foreign exchange*

•	Media Delivery Solutions revenue was $188 million, down 14% year-over-year and down 15% when adjusted for foreign exchange*

•	Services and Support Solutions revenue was $51 million, up 17% year-over-year and up 16% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $404 million, up 1% year-over-year

•	International revenue was $180 million, up 20% year-over-year and up 17% when adjusted for foreign exchange*

Customer Revenue by Division(3):

Effective in the second quarter of 2016, the Company is now managing the business in a new division structure. Revenue from customers in the Company's three major divisions is reported below.

•	Media Division revenue was $284 million, down 4% year-over-year and down 5% when adjusted for foreign exchange*

•	Web Division revenue was $285 million, up 17% year-over-year and up 16% when adjusted for foreign exchange*

•	Enterprise and Carrier Division revenue was $15 million, up 43% year-over-year and also up 43% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(1):

•	Revenue from Internet Platform Customers was $58 million, down 39% year-over-year and down 40% when adjusted for foreign exchange.*

•	Revenue excluding Internet Platform Customers was $526 million, up 15% year-over-year and also up 15% when adjusted for foreign exchange.*

Income from operations: GAAP income from operations was $112 million, a 3% decrease from third quarter 2015. GAAP operating margin for the third quarter was 19%, down 2 percentage points from the same period last year.

Non-GAAP income from operations* was $164 million, a 4% increase from third quarter 2015. Non-GAAP operating margin* for the third quarter was 28%, down a percentage point from the same period last year.

Net income: GAAP net income was $76 million, a 14% decrease from third quarter 2015. Non-GAAP net income* was $120 million, a 7% increase from third quarter 2015.

EPS: GAAP EPS was $0.43 per diluted share, a 12% decrease from third quarter 2015 and a 15% decrease when adjusted for foreign exchange.* Non-GAAP EPS was $0.68 per diluted share, a 10% increase from third quarter 2015 and a 7% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $238 million, a 7% increase from third quarter 2015. Adjusted EBITDA margin* was 41%, up a percentage point from the third quarter of 2015.

Other third quarter 2016 results included:

•	Cash from operations was $251 million, or 43% of revenue

•	Cash, cash equivalents and marketable securities as of September 30, 2016 was $1.7 billion

•	The Company spent $95 million to repurchase 1.8 million shares of its common stock at an average price of $53.33 per share

•	The Company had approximately 174 million shares of common stock outstanding as of September 30, 2016

*	See Use of Non-GAAP Financial Measures below for definitions

(1)	Internet Platform Customers – Six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

(2)	Revenue by solution category – A product-focused reporting view that reflects revenue by solution purchased

(3)	Customer revenue by division – A customer-focused reporting view that reflects revenue from customers that are managed by the division.

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 86580404. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode No. 86580404. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
As the global leader in Content Delivery Network (CDN) services, Akamai makes the Internet fast, reliable and secure for its customers. The company’s advanced web performance, mobile performance, cloud security and media delivery solutions are revolutionizing how businesses optimize consumer, enterprise and entertainment experiences for any device, anywhere. To learn how Akamai solutions and its team of Internet experts are helping businesses move faster forward, please visit www.akamai.com or blogs.akamai.com, and follow @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$381,803	$289,473
Marketable securities	529,416	460,088
Accounts receivable, net	357,997	380,399
Prepaid expenses and other current assets	117,748	123,228
Total current assets	1,386,964	1,253,188
Property and equipment, net	797,923	753,180
Marketable securities	767,691	774,674
Goodwill	1,151,216	1,150,244
Acquired intangible assets, net	138,870	156,095
Deferred income tax assets	21,156	4,700
Other assets	89,815	89,603
Total assets	$4,353,635	$4,181,684
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$74,328	$61,982
Accrued expenses	291,101	216,166
Deferred revenue	61,292	54,154
Other current liabilities	4,815	138
Total current liabilities	431,536	332,440
Deferred revenue	4,134	4,163
Deferred income tax liabilities	8,963	12,888
Convertible senior notes	634,504	618,047
Other liabilities	105,567	93,268
Total liabilities	1,184,704	1,060,806
Total stockholders' equity	3,168,931	3,120,878
Total liabilities and stockholders' equity	$4,353,635	$4,181,684

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue	$584,065	$572,135	$551,030	$1,723,925	$1,618,289
Costs and operating expenses:
Cost of revenue (1) (2)	204,467	206,323	183,204	605,526	532,408
Research and development (1)	42,341	37,690	38,396	120,873	110,917
Sales and marketing (1)	102,626	103,223	107,426	308,060	322,406
General and administrative (1) (2)	113,320	107,538	99,543	323,141	288,287
Amortization of acquired intangible assets	6,598	6,711	6,752	20,025	20,284
Restructuring charges	2,948	470	20	10,236	517
Total costs and operating expenses	472,300	461,955	435,341	1,387,861	1,274,819
Income from operations	111,765	110,180	115,689	336,064	343,470
Interest income	3,809	3,393	2,723	10,522	8,265
Interest expense	(4,666)	(4,639)	(4,630)	(13,958)	(13,884)
Other income (expense), net	778	415	204	1,004	(1,702)
Income before provision for income taxes	111,686	109,349	113,986	333,632	336,149
Provision for income taxes	35,686	35,714	25,946	109,139	103,163
Net income	$76,000	$73,635	$88,040	$224,493	$232,986

Net income per share:
Basic	$0.44	$0.42	$0.49	$1.28	$1.30
Diluted	$0.43	$0.42	$0.49	$1.27	$1.29

Shares used in per share calculations:
Basic	174,429	175,499	178,547	175,444	178,591
Diluted	175,617	176,420	180,364	176,525	180,642

(1) Includes stock-based compensation (see supplemental table for figures)
(2) Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Cash flows from operating activities:
Net income	$76,000	$73,635	$88,040	$224,493	$232,986
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,511	85,114	74,785	250,294	219,234
Stock-based compensation	38,652	34,911	31,046	105,304	92,966
Excess tax benefits from stock-based compensation	(448)	(1,497)	(2,114)	(3,080)	(24,851)
(Benefit) provision for deferred income taxes	(16,646)	1,713	(1,666)	(13,861)	(17,941)
Amortization of debt discount and issuance costs	4,666	4,639	4,630	13,958	13,884
Other non-cash reconciling items, net	4,866	749	2,126	8,367	3,271
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	4,691	1,880	(26,415)	22,477	(40,707)
Prepaid expenses and other current assets	15,005	(7,510)	4,097	4,014	16,119
Accounts payable and accrued expenses	42,610	44,659	(5,575)	54,892	26,098
Deferred revenue	(5,241)	1,473	(115)	6,885	6,908
Other current liabilities	(2,301)	95	(53)	4,670	146
Other non-current assets and liabilities	5,035	3,011	13,822	6,097	18,247
Net cash provided by operating activities	251,400	242,872	182,608	684,510	546,360
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	(2,936)	—	500	(2,936)	(122,445)
Purchases of property and equipment and capitalization of internal-use software development costs	(79,870)	(78,141)	(133,064)	(240,351)	(366,146)
Purchases of short- and long-term marketable securities	(230,223)	(288,742)	(178,200)	(614,808)	(584,189)
Proceeds from sales and maturities of short- and long-term marketable securities	204,190	227,234	197,440	556,533	727,125
Other non-current assets and liabilities	(1,633)	842	(1,128)	(3,145)	(3,037)
Net cash used in investing activities	(110,472)	(138,807)	(114,452)	(304,707)	(348,692)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock plans	15,244	8,745	17,776	42,339	54,288
Excess tax benefits from stock-based compensation	448	1,497	2,114	3,080	24,851
Employee taxes paid related to net share settlement of stock-based awards	(6,150)	(5,914)	(7,817)	(38,560)	(47,171)
Repurchases of common stock	(95,157)	(90,985)	(76,358)	(294,867)	(202,426)
Other non-current assets and liabilities	—	—	(800)	—	(2,050)
Net cash used in financing activities	(85,615)	(86,657)	(65,085)	(288,008)	(172,508)
Effects of exchange rate changes on cash and cash equivalents	(154)	(3,676)	(4,048)	535	(7,339)
Net increase (decrease) in cash and cash equivalents	55,159	13,732	(977)	92,330	17,821
Cash and cash equivalents at beginning of period	326,644	312,912	257,448	289,473	238,650
Cash and cash equivalents at end of period	$381,803	$326,644	$256,471	$381,803	$256,471

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND ADJUSTED EBITDA

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Income from operations	$111,765	$110,180	$115,689	$336,064	$343,470
GAAP operating margin	19%	19%	21%	19%	21%
Amortization of acquired intangible assets	6,598	6,711	6,752	20,025	20,284
Stock-based compensation	38,652	34,911	31,046	105,304	92,966
Amortization of capitalized stock-based compensation and capitalized interest expense	3,983	4,071	3,152	11,662	9,896
Restructuring charges	2,948	470	20	10,236	517
Acquisition-related costs	241	361	258	523	124
Legal matter costs	—	101	430	890	3,215
Operating adjustments	52,422	46,625	41,658	148,640	127,002
Non-GAAP income from operations	$164,187	$156,805	$157,347	$484,704	$470,472
Non-GAAP operating margin	28%	27%	29%	28%	29%

Net income	$76,000	$73,635	$88,040	$224,493	$232,986
Operating adjustments (from above)	52,422	46,625	41,658	148,640	127,002
Amortization of debt discount and issuance costs	4,666	4,639	4,630	13,958	13,884
Loss on investments	—	—	—	—	25
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(12,939)	(12,832)	(22,453)	(37,094)	(48,678)
Non-GAAP net income	120,149	112,067	111,875	349,997	325,219

Depreciation and amortization	73,930	74,332	64,881	218,607	189,054
Interest income	(3,809)	(3,393)	(2,723)	(10,522)	(8,265)
Other (income) expense, net	(778)	(415)	(204)	(1,004)	1,677
Provision for GAAP income taxes	35,686	35,714	25,946	109,139	103,163
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	12,939	12,832	22,453	37,094	48,678
Adjusted EBITDA	$238,117	$231,137	$222,228	$703,311	$659,526
Adjusted EBITDA margin	41%	40%	40%	41%	41%

Non-GAAP net income per share:
Basic	$0.69	$0.64	$0.63	$1.99	$1.82
Diluted	$0.68	$0.64	$0.62	$1.98	$1.80

Shares used in non-GAAP per share calculations:
Basic	174,429	175,499	178,547	175,444	178,591
Diluted	175,617	176,420	180,364	176,525	180,642

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY SOLUTION CATEGORY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue by solution category(1):
Performance and Security Solutions	$345,118	$326,642	$289,046	$987,623	$843,396
Media Delivery Solutions	188,075	197,077	218,537	591,091	650,553
Services and Support Solutions	50,872	48,416	43,447	145,211	124,340
Total revenue	$584,065	$572,135	$551,030	$1,723,925	$1,618,289
Cloud Security Solutions revenue	$95,232	$86,980	$65,212	$262,872	$181,857

Revenue growth rates year-over-year:
Performance and Security Solutions	19%	16%	14%	17%	15%
Media Delivery Solutions	(14)	(9)	6	(9)	10
Services and Support Solutions	17	18	19	17	15
Total revenue	6%	6%	11%	7%	13%
Cloud Security Solutions revenue growth rates	46%	42%	40%	45%	51%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Performance and Security Solutions	19%	16%	18%	17%	19%
Media Delivery Solutions	(15)	(10)	10	(9)	15
Services and Support Solutions	16	17	24	17	19
Total revenue	5%	6%	15%	7%	17%
Cloud Security Solutions revenue growth rates(2)	46%	42%	45%	45%	56%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY GEOGRAPHY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue by geography:
U.S.	$404,065	$395,085	$400,581	$1,196,433	$1,188,657
International	180,000	177,050	150,449	527,492	429,632
Total revenue	$584,065	$572,135	$551,030	$1,723,925	$1,618,289

Revenue growth rates year-over-year:
U.S.	1%	(1)%	10%	1%	15%
International	20	25	12	23	9
Total revenue	6%	6%	11%	7%	13%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	1%	(1)%	10%	1%	15%
International	17	24	27	23	23
Total revenue	5%	6%	15%	7%	17%

(1) See customer revenue by solution category definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY DIVISION

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Customer revenue by division(1):
Media Division	$284,107	$288,432	$296,848	$864,472	$885,365
Web Division	284,629	271,327	243,430	819,699	703,687
Enterprise and Carrier Division	15,329	12,376	10,752	39,754	29,237
Total revenue	$584,065	$572,135	$551,030	$1,723,925	$1,618,289

Revenue growth rates year-over-year:
Media Division	(4)%	(2)%	5%	(2)%	10%
Web Division	17	15	17	16	18
Enterprise and Carrier Division	43	22	40	36	33
Total revenue	6%	6%	11%	7%	13%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Media Division	(5)%	(2)%	9%	(2)%	13%
Web Division	16	15	22	16	22
Enterprise and Carrier Division	43	22	41	36	34
Total revenue	5%	6%	15%	7%	17%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA FOR INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenue from Internet Platform Customers(3)	$58,012	$61,497	$95,264	$192,014	$287,612
Revenue excluding Internet Platform Customers	526,053	510,638	455,766	1,531,911	1,330,677
Total revenue	$584,065	$572,135	$551,030	$1,723,925	$1,618,289

Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	(39)%	(36)%	—%	(33)%	14%
Revenue excluding Internet Platform Customers	15	15	13	15	13
Total revenue	6%	6%	11%	7%	13%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Revenue from Internet Platform Customers	(40)%	(36)%	1%	(33)%	15%
Revenue excluding Internet Platform Customers	15	15	18	15	18
Total revenue	5%	6%	15%	7%	17%

(1) See customer revenue by division definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) See Internet Platform Customers definition in press release

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL FINANCIAL DATA

	Three Months Ended			Nine Months Ended
(in thousands, except end of period statistics)	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Stock-based compensation:
Cost of revenue	$4,701	$4,553	$3,579	$13,224	$10,244
Research and development	7,727	6,752	5,982	20,917	17,357
Sales and marketing	14,729	13,259	13,465	40,340	39,295
General and administrative	11,495	10,347	8,020	30,823	26,070
Total stock-based compensation	$38,652	$34,911	$31,046	$105,304	$92,966

Depreciation and amortization:
Network-related depreciation	$57,521	$58,615	$50,937	$171,310	$150,070
Other depreciation and amortization	16,409	15,717	13,944	47,297	38,984
Depreciation of property and equipment	73,930	74,332	64,881	218,607	189,054
Capitalized stock-based compensation amortization	3,544	3,628	2,916	10,429	9,303
Capitalized interest expense amortization	439	443	236	1,233	593
Amortization of acquired intangible assets	6,598	6,711	6,752	20,025	20,284
Total depreciation and amortization	$84,511	$85,114	$74,785	$250,294	$219,234

Capital expenditures(1)(2):
Purchases of property and equipment	$51,332	$50,726	$65,429	$152,125	$231,050
Capitalized internal-use software development costs	35,507	36,288	33,401	106,967	98,219
Capitalized stock-based compensation	5,662	6,209	4,518	17,074	13,133
Capitalized interest expense	887	868	760	2,540	2,054
Total capital expenditures	$93,388	$94,091	$104,108	$278,706	$344,456

Net increase (decrease) in cash, cash equivalents and marketable securities	$78,972	$76,706	$(20,082)	$154,675	$(123,411)

End of period statistics:
Number of employees	6,334	6,263	5,943
Number of deployed servers	222,906	219,595	199,962

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may also exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

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Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rate of the convertible senior notes was approximately 3.2%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. All of Akamai's interest expense is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

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Loss on investments and legal matter costs – Akamai has incurred losses from the impairment of certain investments and the settlement of legal matters. Akamai has also incurred costs with respect to its internal U.S. Foreign Corrupt Practices Act ("FCPA") investigation in addition to the disgorgement Akamai was required to pay to resolve it. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them occur infrequently and are not representative of Akamai's core business operations.

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Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. Unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; foreign exchange gains and losses; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures – Purchases of property and equipment, capitalization of internal-use software development costs, capitalization of stock-based compensation and capitalization of interest expense.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about potential areas for future investment. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.